EXHIBIT 10.1

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                J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                       PURCHASER


                              JPMORGAN CHASE BANK, N.A.,


                                        SELLER


                           MORTGAGE LOAN PURCHASE AGREEMENT


                             Dated as of December 1, 2006


                               Fixed Rate Mortgage Loans


                                   Series 2006-LDP9





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               This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 1, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller (the "Seller").

               Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Midland Loan Services, Inc., Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee") and Wells Fargo Bank, N.A., as paying agent (the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

               The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

               SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $83,560.00, which amount represents the aggregate amount of interest that would have accrued at the related Mortgage Rates on the applicable Mortgage Loans commencing December 1, 2006 for those Mortgage Loans that do not have a Due Date in January 2007. The Depositor will sell the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3SFL, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class C, Class C-S, Class D and Class D-S Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated December 15, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated December 15, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

               The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,894,268,650 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

               SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

               The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

               The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

               SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the applicable Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

               (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the applicable Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the applicable Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

               SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

               SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

               (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

               (b) it shall take any action reasonably required by the Purchaser, the Trustee or the applicable Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the applicable Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the applicable Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the applicable Master Servicer), the Seller will cooperate with the reasonable requests of the applicable Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

               (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of December 15, 2006 between the Purchaser and the Seller (the "Indemnification Agreement"); and

               (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

               SECTION 6. Representations and Warranties.

               (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

               (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

               (ii) it has the power and authority to own its property and to carry on its business as now conducted;

               (iii) it has the power to execute, deliver and perform this Agreement;

               (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

               (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

               (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

               (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein,
        (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

               (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

               (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

               (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

               (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

               (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

               (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

               (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

               (iii) it has the power and authority to own its property and to carry on its business as now conducted;

               (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

               (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

               (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

               (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

               (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

               (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

               (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

               (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

               (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

               (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the applicable Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

               If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

               Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

               If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by the Seller (such approval not to be unreasonably withheld).

               To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

               If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

               The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

               A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and
Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

               A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

               In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

               (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

               (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

               SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

               (b) The Purchaser shall have received the following additional closing documents:

               (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

               (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

               (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                      (A) the Seller is a national banking association, duly
               organized, validly existing, and in good standing under the laws of the United States;

                      (B) the Seller has the power to conduct its business as
               now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                      (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                      (D) the Seller's execution and delivery of, and the
               Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                      (E) there is no litigation, arbitration or mediation
               pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                      (F) no consent, approval, authorization, order, license,
               registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

               (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

               (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

               (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

               (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

               SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

               SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

               SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

               SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

               SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

               SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, N.A., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, fax number (212) 834-6593, with a copy to Bianca Russo, fax number: (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

               SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

               SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

               SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

               SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                      * * * * * *

               IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                  J.P. MORGAN CHASE COMMERCIAL
                                      MORTGAGE SECURITIES CORP., as
                                      Purchaser



                                  By: /s/ Charles Y. Lee
                                      --------------------------------------
                                      Name:  Charles Y. Lee
                                      Title: Vice President


                                  JPMORGAN CHASE BANK, N.A., as Seller



                                  By: /s/ Charles Y. Lee
                                      --------------------------------------
                                      Name:  Charles Y. Lee
                                      Title: Vice President

                                       EXHIBIT A

                                MORTGAGE LOAN SCHEDULE


                JPMCC 2006-LDP9
                Mortgage Loan Schedule (JPMCB)


Loan #      Mortgagor Name                                                   Property Address
-------     -----------------------------------------------------------      --------------------------------------------------
     2      131 South Dearborn, LLC                                          131 South Dearborn Street
     3      FPG Galleria One Owner, LP, FPG Galleria Two Owner, LP           13355, 13455, 13155 Noel Road
            and FPG Galleria Three Owner, LP
  7.01      CRP-2 Holdings AA, L.P.                                          Various
     7      CRP-2 Holdings AA, L.P.                                          12902 Federal Systems Park Drive
     8      CRP-2 Holdings AA, L.P.                                          1800 Alexander Bell Drive
     9      CRP-2 Holdings AA, L.P.                                          580 -735 Tollgate Road
    10      CRP-2 Holdings AA, L.P.                                          2200 Cabot Drive
    11      CRP-2 Holdings AA, L.P.                                          144 Turnpike Road
    12      CRP-2 Holdings AA, L.P.                                          1811-1842 Centre Point Circle
    13      CRP-2 Holdings AA, L.P.                                          371 Hoes Lane
    14      CRP-2 Holdings AA, L.P.                                          600 North Cockrell Hill Road
    15      CRP-2 Holdings AA, L.P.                                          3140-3145 Northwoods Parkway
    16      CRP-2 Holdings AA, L.P.                                          1765 & 1775 West Oak Parkway
    17      CRP-2 Holdings AA, L.P.                                          801 Seaco Court
    18      CRP-2 Holdings AA, L.P.                                          1101 31st Street
    19      CRP-2 Holdings AA, L.P.                                          5555 West 73rd Street
    20      CRP-2 Holdings AA, L.P.                                          901-929 AEC Drive
    21      CRP-2 Holdings AA, L.P.                                          130-150 East St. Charles Road
    22      CRP-2 Holdings AA, L.P.                                          600 North York Road
    23      CRP-2 Holdings AA, L.P.                                          1300 Morse Avenue
    24      CRP-2 Holdings AA, L.P.                                          7500 Natchez Avenue
    25      CRP-2 Holdings AA, L.P.                                          3800 River Road
    26      CRP-2 Holdings AA, L.P.                                          333 Washington Boulevard
    27      CRP-2 Holdings AA, L.P.                                          970 Douglas Road
    28      CRP-2 Holdings AA, L.P.                                          1299 Lunt Avenue
    29      CRP-2 Holdings AA, L.P.                                          1515 Louis Avenue
    30      CRP-2 Holdings AA, L.P.                                          1220 Capitol Drive
    31      CRP-2 Holdings AA, L.P.                                          200 Martin Lane
    32      Centro Bradley SPE 3 LLC and Centro Bradley Crystal Lake         Various
            LLC
 32.01                                                                       13200 Cicero Avenue
 32.02                                                                       6140-6340 Northwest Highway
 32.03                                                                       7630 North Barrington Road
 32.04                                                                       9169-9405 Telegraph Road
 32.05                                                                       6403-6479 North Prospect Avenue
 32.06                                                                       10850 Lincoln Trail
 32.07                                                                       2700 Anderson Avenue
 32.08                                                                       15909-15957 Manchester Road
 32.09                                                                       3311 N. Sterling Avenue
  32.1                                                                       3500 Dodge Street
 32.11                                                                       645-821 Lincoln Highway West
 32.12                                                                       2142-2200 West Kimberly Road
 32.13                                                                       3405-3443 Freedom Drive
 32.14                                                                       3034-3042 Fish Hatchery Road
    34      BF ATL, LLC, BF ATL II, LLC, BF ATL III, LLC, BF ATL IV,         600 Peachtree Street
            LLC, BF ATL V, LLC
    45      525 Junction Road L.L.C.                                         515-535 Junction Road
    46      PK II El Camino North LP                                         2217-2741 Vista Way
    49      PK I Cheyenne Commons LLC                                        3189 North Rainbow Boulevard
    53      Griffin Capital (Westwood) Investors, LLC                        2441 and 2443 Warrenville Road
    54      CRP-2 Holdings Parc Belmar, LLC                                  7301 West Ohio Avenue
    55      PK I Fullerton Town Center LP                                    1100 South Harbor Boulevard
    63      499 Thornall Street Owner, L.L.C.                                499 Thornall Street
    64      PK II Sunset Square LLC                                          1001-1275 East Sunset Square
    66      PK I Rainbow Promenade LLC                                       2001-2351 Rainbow Boulevard
    68      DDC II LLC                                                       575-595 South Broadway
    71      EQI Seattle Partnership LP                                       206 Western Avenue West
    72      Lincoln Village At Twelve Bridges, LLC                           805-855 Twelve Bridges Drive and 2295 Fieldstone
                                                                             Drive
    75      PK I Olympia Square LLC                                          3430 Pacific Avenue
    81      PK I Silverdale Shopping Center LLC                              2850-3036 NW Bucklin Hill Road
    86      Village Square Partners I, LLC                                   7107 North Lindbergh Boulevard
    88      Leed Warner, LLC                                                 1505 East Warner Avenue
    95      EQI Houston Partnership, L.P.                                    12401 Katy Freeway
    97      DanCross Associates Limited Partnership                          8 Newbury Street
   100      Myers Station Investments (LRT), LLC                             7610-7630 Little River Turnpike
   101      PK III Encinitas Marketplace LP                                  110 - 134 North El Camino Real
   102      B & G Real Estate LLC, Bill Gordon, LP, JCF, II, LLC,            Various
            SFIP, L.L.C.
102.01                                                                       1800 North 300 West
102.02                                                                       7323-7329 Coldwater Canyon Avenue
102.03                                                                       7332-7338 Ethel Avenue and 13026 Raymer Street
102.04                                                                       609 West 1900 North
   104      The Turning Basin LLC                                            100 South 14th Street
   105      Triple S 2777 LLC                                                2777 Summer Street
   107      400 Market, L.P.                                                 400 Market Street
   110      BGD5 Hotel, LLC                                                  150 South Broadway
   113      Marketplace Port St. Lucie Limited Partnership                   10230-10368 US Highway 1
   115      PK III Blossom Valley Plaza LP                                   2800 - 2980 Geer Road
   128      EQI Orlando 2 Partnership, LP                                    8900 Universal Boulevard
   130      EQI Urbana Partnership, L.P                                      1200 West University Avenue
   131      PK I Glen Cove Center LP                                         100-170 Robles Way
   145      Trojan Retail, Ltd.                                              2985 South State Highway 360
   148      McKibbon Hotel Group of Sarasota, Florida #3, L.P.               1020 University Parkway
   149      ACC Forbes Boulevard I LLC                                       4260 Forbes Boulevard
   155      AFM Highland Village Partners I, L.P.                            6929 Airport Boulevard
   156      Burndout RE NM, LLC                                              1101,1201, & 1205 Madeira Drive SE
   163      EQI Augusta Partnership, LP                                      1049 Stevens Creek Road
   169      EQI Savannah 2 Partnership, L.P                                  11309 Abercorn Street
   173      190 Self-Storage Associates, Ltd.                                459 Cove Terrace
   180      117 Chestnut Street, L.P.                                        117 Chestnut Street
   182      Shenandoah Valley L.L.C.                                         14041 East 24th Street
   190      EQI East Lansing Partnership, LP                                 2500 Coolidge Road
   192      Long Meadows Farm of Virginia 3, LLC                             901-974 Summerfield Apartments
   197      Van Buren Plaza, L.L.C.                                          11700 Belleville Road
   205      GHP Knollwood LLC                                                297 Knollwood Road
   206      Pinnacle-Whitebridge Road, LLC                                   5612 Lenox Avenue
   219      Dilusso Investments, LLC                                         15393 15 Mile Road
   225      Peck-Clarksville LLC and Commerce Center Holdings, LLC           1850 Business Park Drive
   228      TZG III, LLC                                                     834 Ohio Pike
   232      Long Meadows Farm of Virginia 2, LLC                             400 Treetops Lane
   238      Ridge Hollow Partners, L.L.C.                                    5831 North 23rd Street
   239      Stadium Apartments, LLC                                          1106 Slater Street
   242      10-24 Palmer Ave, LLC                                            10 - 24 Palmer Avenue
   243      405 East 77th LLC                                                405 East 77th Street
   244      MGA Douglasville, LLC                                            2710 Highway 92
   248      Donnelly Development, LLC                                        1660 Anderson Highway
   253      MGA McDonough, LLC                                               2125 Highway 155 North
   254      Shaker/Chagrin Partners, L.L.C.                                  16500 Chagrin Boulevard
   255      BSLM Frenchtown, L.L.C.                                          2203-2239 Telegraph Rd
   259      Cavalcade Plaza Investors, LP                                    608 West Cavalcade
   260      Shafer Plaza XLIII, Ltd.                                         4015 Lemmon Avenue
   261      Ohio Investors Limited Partnership                               1638 Bancroft Avenue
   263      Long Meadows Farm of Virginia, LLC                               528, 530, 532 & 534 York Avenue and 2265 Wilson
                                                                             Boulevard
   264      Blanco Bear Properties, L.P.                                     5258 Louetta Road
   270      EPT Ashton Parke Apartments I, LLC & EPT Ashton Parke            5815 Timberwolf Drive
            Apartments II, LLC
   274      Courtyard by Pyramid Properties Annex, LLC                       2101 6th Avenue






Loan #   City                State     Zip Code   County            Property Name                         Size      Measure
------   -----------------   -------   --------   ---------------   -----------------------------------   -------   ------------
     2   Chicago             IL           60603   Cook              131 South Dearborn                    1504364   Square Feet
     3   Dallas              TX           75240   Dallas            Galleria Towers                       1428314   Square Feet
  7.01   Various             Various   Various    Various           Colony IV Portfolio                   2381939   Square Feet
     7   Fairfax             VA           22033   Fairfax           12902 Federal Systems Drive            210993   Square Feet
     8   Reston              VA           20191   Fairfax           1800 Alexander Bell Drive              138450   Square Feet
     9   Elgin               IL           60123   Kane              Chicago Workspace - Elgin              245751   Square Feet
    10   Lisle               IL           60532   DuPage            Corporate Lakes III                    124327   Square Feet
    11   Southborough        MA           01772   Worcester         Reservoir Corporate Center              99835   Square Feet
    12   Naperville          IL           60563   DuPage            Chicago Workspace - Naperville         162017   Square Feet
    13   Piscataway          NJ           08854   Middlesex         371 Hoes Lane                          139184   Square Feet
    14   Dallas              TX           75211   Dallas            Advo Industrial Dallas                 135000   Square Feet
    15   Norcross            GA           30071   Gwinnett          North Atlanta Industrial Northwoods    174953   Square Feet
    16   Marietta            GA           30062   Cobb              North Atlanta Industrial West Oak      156828   Square Feet
    17   Deer Park           TX           77536   Harris            Advo Industrial Houston                135000   Square Feet
    18   Downers Grove       IL           60515   DuPage            Highland Atrium                         68251   Square Feet
    19   Bedford Park        IL           60638   Cook              5555 West 73rd Street                  159857   Square Feet
    20   Wood Dale           IL           60191   DuPage            901-929 AEC Drive                       60275   Square Feet
    21   Carol Stream        IL           60188   Dupage            Chicago Workspace - Carol Stream        62586   Square Feet
    22   Bensenville         IL           60106   DuPage            600 North York Road                     33855   Square Feet
    23   Elk Grove Village   IL           60007   Cook              1300 Morse Avenue                       49360   Square Feet
    24   Niles               IL           60714   Cook              7500 Natchez Avenue                     58846   Square Feet
    25   Schiller Park       IL           60176   Cook              3800 River Road                         40089   Square Feet
    26   Mundelein           IL           60060   Lake              333 Washington Boulevard                32783   Square Feet
    27   Batavia             IL           60510   Kane              970 Douglas Road                        24844   Square Feet
    28   Elk Grove Village   IL           60007   Cook              1299 Lunt Avenue                        22345   Square Feet
    29   Elk Grove Village   IL           60007   Cook              1515 Louis Avenue                       16000   Square Feet
    30   Addison             IL           60101   Dupage            1220 Capitol Drive                      15500   Square Feet
    31   Elk Grove Village   IL           60007   Cook              200 Martin Lane                         15010   Square Feet
    32   Various             Various   Various    Various           Centro Heritage Portfolio III         2630728   Square Feet
 32.01   Crestwood           IL           60445   Cook              Rivercrest                             488680   Square Feet
 32.02   Crystal Lake        IL           60014   McHenry           The Commons of Crystal Lake            273060   Square Feet
 32.03   Hanover Park        IL           60133   Cook              Westview Center                        325507   Square Feet
 32.04   Redford             MI           48239   Wayne             Redford                                284448   Square Feet
 32.05   Gladstone           MO           64119   Clay              Prospect Plaza                         189996   Square Feet
 32.06   Fairview Heights    IL           62208   Saint Claire      Crossroads Centre                      242470   Square Feet
 32.07   Manhattan           KS           66502   Riley             West Loop Shopping Center              199032   Square Feet
 32.08   Ellisville          MO           63011   Saint Louis       Ellisville Square                      146052   Square Feet
 32.09   Peoria              IL           61604   Peoria            Sterling Bazaar                         84438   Square Feet
  32.1   Dubuque             IA           52003   Dubuque           Warren Plaza                            90102   Square Feet
 32.11   New Haven           IN           46774   Allen             Lincoln Plaza                          103938   Square Feet
 32.12   Davenport           IA           52806   Scott             Kimberly West                          113713   Square Feet
 32.13   Springfield         IL           62704   Sangamon          Parkway Pointe                          38737   Square Feet
 32.14   Fitchburg           WI           53713   Dane              Fitchburg Ridge Shopping Center         50555   Square Feet
    34   Atlanta             GA           30308   Fulton            Bank of America Plaza                 1253499   Square Feet
    45   Madison             WI           53717   Dane              City Center West                       376756   Square Feet
    46   Oceanside           CA           92054   San Diego         El Camino North                        367031   Square Feet
    49   Las Vegas           NV           89108   Clark             Kimco PNP - Cheyenne Commons           362758   Square Feet
    53   Lisle               IL           60532   Dupage            Westwood of Lisle                      296517   Square Feet
    54   Lakewood            CO           80226   Jefferson         Park Belmar                               512   Units
    55   Fullerton           CA           92832   Orange            Kimco PNP - Fullerton Town Center      270647   Square Feet
    63   Edison              NJ           08837   Middlesex         Metropark Corporate Campus II          254263   Square Feet
    64   Bellingham          WA           98226   Whatcom           Kimco PNP - Sunset Square              376023   Square Feet
    66   Las Vegas           NV           89108   Clark             Kimco PNP - Rainbow Promenade          228279   Square Feet
    68   Denver              CO           80209   Denver            Denver Design Center                   235758   Square Feet
    71   Seattle             WA           98119   King              Homewood Suites Seattle                   161   Rooms
    72   Lincoln             CA           95648   Placer            Lincoln Village Shopping Center         86910   Square Feet
    75   Olympia             WA           98501   Thurston          Kimco PNP - Olympia Square             168209   Square Feet
    81   Silverdale          WA           98383   Kitsap            Kimco PNP - Silverdale Plaza           170332   Square Feet
    86   Hazelwood           MO           63042   St. Louis         Village Square Center                  219823   Square Feet
    88   Santa Ana           CA           92705   Orange            1505 East Warner Avenue                224792   Square Feet
    95   Houston             TX           77079   Harris            Courtyard Houston                         176   Rooms
    97   Danvers             MA           01923   Essex             Danvers Crossing                       176314   Square Feet
   100   Annandale           VA           22003   Fairfax           Little River Turnpike Buildings        147541   Square Feet
   101   Encinitas           CA           92024   San Diego         Kimco PNP - Encinitas Marketplace      119738   Square Feet
   102   Various             Various   Various    Various           Klune Industrial                       331116   Square Feet
102.01   Spanish Fork        UT           84660   Utah              1800 North 300 West                    181335   Square Feet
102.02   North Hollywood     CA           91605   Los Angeles       Coldwater Canyon Avenue                 63620   Square Feet
102.03   North Hollywood     CA           91605   Los Angeles       Ethel Avenue                            39935   Square Feet
102.04   Spanish Fork        UT           84660   Utah              609 West 1900 North                     46226   Square Feet
   104   Richmond            VA           23219   Richmond City     Turning Basin Building                  93761   Square Feet
   105   Stamford            CT           06905   Fairfield         2777 Summer Street                     110103   Square Feet
   107   Philadelphia        PA           19106   Philadelphia      400 Market Street                      173213   Square Feet
   110   Rochester           MN           55904   Olmsted           Radisson Plaza Hotel - Rochester          212   Rooms
   113   Port St. Lucie      FL           34952   Saint Lucie       The Market Place                       112385   Square Feet
   115   Turlock             CA           95382   Stanislaus        Kimco PNP - Blossom Valley Plaza       111612   Square Feet
   128   Orlando             FL           32819   Orange            Hampton Inn Orlando                       170   Rooms
   130   Urbana              IL           61801   Champaign         Hampton Inn Urbana                        130   Rooms
   131   Vallejo             CA           94591   Solano            Kimco PNP - Glen Cove Center            66000   Square Feet
   145   Grand Prairie       TX           75052   Tarrant           Emerald Square Shopping Center         148217   Square Feet
   148   Sarasota            FL           34234   Sarasota          Springhill Suites Sarasota                 84   Rooms
   149   Lanham              MD           20706   Prince Georges    4260 Forbes Boulevard                   54692   Square Feet
   155   Austin              TX           78752   Travis            Highland Village                       113271   Square Feet
   156   Albuquerque         NM           87108   Bernalillo        Sommerset Apartments                      224   Units
   163   Augusta             GA           30907   Richmond          Homewood Suites Augusta                    65   Rooms
   169   Savannah            GA           31419   Chatham           Towneplace Suites Savannah                 95   Rooms
   173   Copperas Cove       TX           76522   Coryell           190 All Storage                          1175   Units
   180   Philadelphia        PA           19106   Philadelphia      117 Chestnut Street                        12   Units
   182   Tulsa               OK           74134   Tulsa             Shenandoah Valley Apartments              240   Units
   190   East Lansing        MI           48823   Ingham            Hampton Inn East Lansing                   86   Rooms
   192   Winchester          VA           22601   Winchester City   Summerfield Apartments                     64   Units
   197   Belleville          MI           48111   Wayne             Van Buren Plaza                         43805   Square Feet
   205   White Plains        NY           10607   Westchester       297 Knollwood Road                      34946   Square Feet
   206   Nashville           TN           37209   Davidson          Baymont Inn & Suites                      105   Rooms
   219   Clinton Township    MI           48035   Macomb            Villages of Clinton Pointe                 78   Units
   225   Clarksville         TN           37040   Montgomery        Commerce Center                         81000   Square Feet
   228   Cincinnati          OH           45245   Clermont          Park Plaza                              45259   Square Feet
   232   Winchester          VA           22601   Winchester City   Treetops Apartments                        52   Units
   238   Lincoln             NE           68521   Lancaster         Ridge Hollow Apartments                   100   Units
   239   Valdosta            GA           31601   Lowndes           Brookstone Apartments                     120   Beds
   242   Bronxville          NY           10708   Westchester       10-24 Palmer Avenue                     17040   Square Feet
   243   New York            NY           10021   New York          405 East 77th Street                       15   Units
   244   Douglasville        GA           30135   Douglas           Eckerd's Douglasville                   13813   Square Feet
   248   Powhatan            VA           23139   Powhatan          Powhatan Wellness Center                19501   Square Feet
   253   McDonough           GA           30252   Henry             Eckerds McDonough                       13813   Square Feet
   254   Shaker Heights      OH           44120   Cuyahoga          Chagrin Lee Square                      53015   Square Feet
   255   Frenchtown Twp      MI           48162   Monroe            Frenchtown Plaza                        13541   Square Feet
   259   Houston             TX           77009   Harris            Cavalcade Plaza                         40600   Square Feet
   260   Dallas              TX           75219   Dallas            4015 Lemmon Avenue                       8333   Square Feet
   261   Dayton              OH           45408   Montgomery        Bancroft Apartments                        93   Units
   263   Winchester          VA           22601   Winchester City   York & Wilson Combined Apartments          44   Units
   264   Spring              TX           77379   Harris            Klein Church Plaza                      23240   Square Feet
   270   El Paso             TX           79903   El Paso           Ashton Parke                               67   Units
   274   Huntington          WV           25703   Cabell            Courtyard Annex                            24   Units





                             Net Mortgage                                                           Maturity/   Amort.   Rem.
Loan #   Interest Rate (%)   Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   ARD Date    Term     Amort.
------   -----------------   -------------   ----------------   --------------   ----   ---------   ---------   ------   ------
     2             5.79000         5.76957        236,000,000      236,000,000    120         120   12/01/16         0       0
     3             5.75100         5.73057        232,000,000      232,000,000    120         120   12/01/16         0       0
  7.01             5.53850                        171,360,000      171,360,000                                       0       0
     7             5.53850         5.51807         37,200,000       37,200,000     60          60   12/01/11         0       0
     8             5.53850         5.51807         20,160,000       20,160,000     96          96   12/01/14         0       0
     9             5.53850         5.51807         14,640,000       14,640,000     84          84   12/01/13         0       0
    10             5.53850         5.51807         14,400,000       14,400,000     60          60   12/01/11         0       0
    11             5.53850         5.51807         11,220,000       11,220,000     84          84   12/01/13         0       0
    12             5.53850         5.51807         10,860,000       10,860,000     84          84   12/01/13         0       0
    13             5.53850         5.51807         10,020,000       10,020,000     60          60   12/01/11         0       0
    14             5.53850         5.51807          7,320,000        7,320,000     96          96   12/01/14         0       0
    15             5.53850         5.51807          7,320,000        7,320,000     96          96   12/01/14         0       0
    16             5.53850         5.51807          6,300,000        6,300,000     96          96   12/01/14         0       0
    17             5.53850         5.51807          5,670,000        5,670,000     60          60   12/01/11         0       0
    18             5.53850         5.51807          4,800,000        4,800,000     84          84   12/01/13         0       0
    19             5.53850         5.51807          3,965,000        3,965,000     96          96   12/01/14         0       0
    20             5.53850         5.51807          3,024,000        3,024,000     96          96   12/01/14         0       0
    21             5.53850         5.51807          2,820,000        2,820,000     84          84   12/01/13         0       0
    22             5.53850         5.51807          2,004,000        2,004,000     96          96   12/01/14         0       0
    23             5.53850         5.51807          1,825,000        1,825,000     96          96   12/01/14         0       0
    24             5.53850         5.51807          1,614,000        1,614,000     96          96   12/01/14         0       0
    25             5.53850         5.51807          1,464,000        1,464,000     96          96   12/01/14         0       0
    26             5.53850         5.51807          1,278,000        1,278,000     96          96   12/01/14         0       0
    27             5.53850         5.51807            975,000          975,000     96          96   12/01/14         0       0
    28             5.53850         5.51807            960,000          960,000     96          96   12/01/14         0       0
    29             5.53850         5.51807            780,000          780,000     96          96   12/01/14         0       0
    30             5.53850         5.51807            615,000          615,000     96          96   12/01/14         0       0
    31             5.53850         5.51807            126,000          126,000     96          96   12/01/14         0       0
    32             5.38700         5.36657        142,877,176      142,877,176     84          83   11/01/13         0       0
 32.01             5.38700                         31,400,000       31,400,000     84          83   11/01/13         0       0
 32.02             5.38700                         20,600,000       20,600,000     84          83   11/01/13         0       0
 32.03             5.38700                         17,877,176       17,877,176     84          83   11/01/13         0       0
 32.04             5.38700                         14,400,000       14,400,000     84          83   11/01/13         0       0
 32.05             5.38700                          9,900,000        9,900,000     84          83   11/01/13         0       0
 32.06             5.38700                          9,600,000        9,600,000     84          83   11/01/13         0       0
 32.07             5.38700                          9,300,000        9,300,000     84          83   11/01/13         0       0
 32.08             5.38700                          6,500,000        6,500,000     84          83   11/01/13         0       0
 32.09             5.38700                          5,000,000        5,000,000     84          83   11/01/13         0       0
  32.1             5.38700                          4,500,000        4,500,000     84          83   11/01/13         0       0
 32.11             5.38700                          3,700,000        3,700,000     84          83   11/01/13         0       0
 32.12             5.38700                          3,600,000        3,600,000     84          83   11/01/13         0       0
 32.13             5.38700                          3,600,000        3,600,000     84          83   11/01/13         0       0
 32.14             5.38700                          2,900,000        2,900,000     84          83   11/01/13         0       0
    34             6.12640         6.10597        100,000,000      100,000,000    120         118   10/01/16         0       0
    45             5.90250         5.88207         65,000,000       65,000,000    120         119   11/01/16         0       0
    46             5.44550         5.42507         61,400,000       61,400,000    120         119   11/01/16         0       0
    49             5.44550         5.42507         55,000,000       55,000,000    120         119   11/01/16         0       0
    53             5.84750         5.82707         45,000,000       45,000,000    120         119   11/01/16       360     360
    54             5.61300         5.59257         44,010,000       44,010,000     60          60   12/01/11         0       0
    55             5.44550         5.42507         44,000,000       44,000,000    120         119   11/01/16         0       0
    63             6.16850         6.12807         39,500,000       39,500,000    120         119   11/01/16       360     360
    64             5.44550         5.42507         39,000,000       39,000,000    120         119   11/01/16         0       0
    66             5.44550         5.42507         37,900,000       37,900,000    120         119   11/01/16         0       0
    68             5.77000         5.73957         35,000,000       35,000,000    120         119   11/01/16       360     360
    71             5.86500         5.84457         28,000,000       28,000,000    120         120   12/01/16       360     360
    72             6.30450         6.28407         27,990,000       27,990,000    120         119   11/01/16       360     360
    75             5.44550         5.42507         25,400,000       25,400,000    120         119   11/01/16         0       0
    81             5.44550         5.42507         24,000,000       24,000,000    120         119   11/01/16         0       0
    86             5.77900         5.70857         22,200,000       22,200,000    120         120   12/01/16       360     360
    88             5.73200         5.71157         21,700,000       21,700,000    120         119   11/01/16       360     360
    95             5.86500         5.84457         19,000,000       19,000,000    120         120   12/01/16       360     360
    97             6.31500         6.29457         18,875,000       18,875,000    120         114   06/01/16       360     360
   100             6.08500         6.01457         17,500,000       17,500,000    120         119   11/01/16         0       0
   101             5.38550         5.36507         16,700,000       16,700,000    120         119   11/01/16         0       0
   102             5.90150         5.88107         16,500,000       16,500,000    144         144   01/01/19       300     300
102.01             5.90150                          6,525,000        6,525,000    144         144   01/01/19       300     300
102.02             5.90150                          5,070,000        5,070,000    144         144   01/01/19       300     300
102.03             5.90150                          3,367,500        3,367,500    144         144   01/01/19       300     300
102.04             5.90150                          1,537,500        1,537,500    144         144   01/01/19       300     300
   104             6.12000         6.04957         16,250,000       16,191,855    120         116   08/01/16       360     356
   105             5.68500         5.66457         16,000,000       16,000,000    120         119   11/01/16       360     360
   107             5.57000         5.52957         15,000,000       15,000,000    120         120   12/01/16       360     360
   110             6.06100         6.04057         15,000,000       15,000,000    120         120   12/01/16       360     360
   113             5.71000         5.66957         14,000,000       13,985,272    120         119   11/01/16       360     359
   115             5.38550         5.36507         13,600,000       13,600,000    120         119   11/01/16         0       0
   128             5.86500         5.84457         11,240,000       11,240,000    120         120   12/01/16       360     360
   130             5.86500         5.84457         10,800,000       10,800,000    120         120   12/01/16       360     360
   131             5.44550         5.42507         10,500,000       10,500,000    120         119   11/01/16         0       0
   145             5.85500         5.80457          7,900,000        7,900,000    120         119   11/01/16       360     360
   148             5.86500         5.84457          7,610,000        7,610,000    120         120   12/01/16       360     360
   149             5.71630         5.64587          7,520,000        7,520,000    120         118   10/01/16       360     360
   155             6.01000         5.98957          7,000,000        7,000,000     60          60   12/01/11       360     360
   156             5.80000         5.77957          7,000,000        7,000,000    120         119   11/01/16       360     360
   163             5.86500         5.84457          6,600,000        6,600,000    120         120   12/01/16       360     360
   169             5.86500         5.84457          6,300,000        6,300,000    120         120   12/01/16       360     360
   173             5.86000         5.83957          6,100,000        6,093,763    120         119   11/01/16       360     359
   180             6.05200         6.00157          5,675,000        5,675,000    120         120   12/01/16       360     360
   182             5.94000         5.84957          5,600,000        5,600,000    120         119   11/01/16       360     360
   190             5.86500         5.84457          5,450,000        5,450,000    120         120   12/01/16       360     360
   192             5.87650         5.82607          5,250,000        5,250,000    120         120   12/01/16       360     360
   197             5.83000         5.75957          5,000,000        4,994,858    120         119   11/01/16       360     359
   205             5.87000         5.84957          4,500,000        4,500,000    120         119   11/01/16       360     360
   206             5.84700         5.82657          4,500,000        4,500,000    120         120   12/01/16       240     240
   219             5.97400         5.90357          4,000,000        3,995,998    120         119   11/01/16       360     359
   225             5.77100         5.71057          3,880,000        3,880,000    120         120   12/01/16       360     360
   228             5.82200         5.71157          3,750,000        3,750,000    120         119   11/01/16       360     360
   232             5.87650         5.82607          3,680,000        3,680,000    120         120   12/01/16       360     360
   238             6.21000         6.18957          3,300,000        3,294,245    120         118   10/01/16       360     358
   239             6.11500         6.00457          3,200,000        3,200,000    120         119   11/01/16       360     360
   242             5.74000         5.71957          3,000,000        3,000,000    120         119   11/01/16       360     360
   243             5.89000         5.86957          3,000,000        3,000,000    120         120   12/01/16       360     360
   244             5.84500         5.82457          3,000,000        3,000,000    120         120   12/01/16       240     240
   248             6.10000         6.02957          2,820,000        2,820,000    120         119   11/01/16       360     360
   253             5.84500         5.82457          2,675,000        2,675,000    120         120   12/01/16       240     240
   254             6.00000         5.92957          2,650,000        2,650,000    120         119   11/01/16       360     360
   255             6.02250         5.96207          2,500,000        2,500,000    120         120   12/01/16       360     360
   259             6.26900         6.15857          2,350,000        2,346,747    180         179   11/01/21       300     299
   260             5.92000         5.89957          2,325,000        2,300,046    120         109   01/01/16       360     349
   261             6.03000         6.00957          2,200,000        2,200,000    120         120   12/01/16       360     360
   263             5.87650         5.82607          2,070,000        2,070,000    120         120   12/01/16       360     360
   264             6.33500         6.31457          2,050,000        2,046,526    120         118   10/01/16       360     358
   270             5.91000         5.88957          1,800,000        1,800,000    120         117   09/01/16       360     360
   274             6.63000         6.60957          1,425,000        1,422,745    120         118   10/01/16       360     358






                                                                    ARD     ARD Step Up                   Crossed   Originator/
Loan #   Monthly Debt Service   Servicing Fee Rate   Accrual Type   (Y/N)   (%)           Title Type      Loan      Loan Seller
------   --------------------   ------------------   ------------   -----   -----------   -------------   -------   -----------

     2              1,154,515              0.02000   Actual/360     No                    Fee                       JPMCB
     3              1,127,303              0.02000   Actual/360     No                    Fee                       JPMCB
  7.01                801,882                        Actual/360     No                    Fee             A         JPMCB
     7                174,078              0.02000   Actual/360     No                    Fee             A         JPMCB
     8                 94,339              0.02000   Actual/360     No                    Fee             A         JPMCB
     9                 68,508              0.02000   Actual/360     No                    Fee             A         JPMCB
    10                 67,385              0.02000   Actual/360     No                    Fee             A         JPMCB
    11                 52,504              0.02000   Actual/360     No                    Fee             A         JPMCB
    12                 50,820              0.02000   Actual/360     No                    Fee             A         JPMCB
    13                 46,889              0.02000   Actual/360     No                    Fee             A         JPMCB
    14                 34,254              0.02000   Actual/360     No                    Fee             A         JPMCB
    15                 34,254              0.02000   Actual/360     No                    Fee             A         JPMCB
    16                 29,481              0.02000   Actual/360     No                    Fee             A         JPMCB
    17                 26,533              0.02000   Actual/360     No                    Fee             A         JPMCB
    18                 22,462              0.02000   Actual/360     No                    Fee             A         JPMCB
    19                 18,554              0.02000   Actual/360     No                    Fee             A         JPMCB
    20                 14,151              0.02000   Actual/360     No                    Fee             A         JPMCB
    21                 13,196              0.02000   Actual/360     No                    Fee             A         JPMCB
    22                  9,378              0.02000   Actual/360     No                    Fee             A         JPMCB
    23                  8,540              0.02000   Actual/360     No                    Fee             A         JPMCB
    24                  7,553              0.02000   Actual/360     No                    Fee             A         JPMCB
    25                  6,851              0.02000   Actual/360     No                    Fee             A         JPMCB
    26                  5,980              0.02000   Actual/360     No                    Fee             A         JPMCB
    27                  4,563              0.02000   Actual/360     No                    Fee             A         JPMCB
    28                  4,492              0.02000   Actual/360     No                    Fee             A         JPMCB
    29                  3,650              0.02000   Actual/360     No                    Fee             A         JPMCB
    30                  2,878              0.02000   Actual/360     No                    Fee             A         JPMCB
    31                    590              0.02000   Actual/360     No                    Fee             A         JPMCB
    32                650,308              0.02000   Actual/360     No                    Fee                       JPMCB
 32.01                                                              No                    Fee                       JPMCB
 32.02                                                              No                    Fee                       JPMCB
 32.03                                                              No                    Fee                       JPMCB
 32.04                                                              No                    Fee                       JPMCB
 32.05                                                              No                    Fee                       JPMCB
 32.06                                                              No                    Fee                       JPMCB
 32.07                                                              No                    Fee                       JPMCB
 32.08                                                              No                    Fee                       JPMCB
 32.09                                                              No                    Fee                       JPMCB
  32.1                                                              No                    Fee                       JPMCB
 32.11                                                              No                    Fee                       JPMCB
 32.12                                                              No                    Fee                       JPMCB
 32.13                                                              No                    Fee                       JPMCB
 32.14                                                              No                    Fee                       JPMCB
    34                517,624              0.02000   Actual/360     No                    Fee                       JPMCB
    45                324,159              0.02000   Actual/360     No                    Fee                       JPMCB
    46                282,498              0.02000   Actual/360     No                    Fee                       JPMCB
    49                253,052              0.02000   Actual/360     No                    Fee                       JPMCB
    53                265,402              0.02000   Actual/360     No                    Fee                       JPMCB
    54                208,716              0.02000   Actual/360     No                    Fee                       JPMCB
    55                202,442              0.02000   Actual/360     No                    Fee                       JPMCB
    63                241,118              0.04000   Actual/360     No                    Fee                       JPMCB
    64                179,437              0.02000   Actual/360     No                    Fee                       JPMCB
    66                174,376              0.02000   Actual/360     No                    Fee                       JPMCB
    68                204,695              0.03000   Actual/360     No                    Fee                       JPMCB
    71                165,452              0.02000   Actual/360     No                    Fee                       JPMCB
    72                173,333              0.02000   Actual/360     No                    Fee                       JPMCB
    75                116,864              0.02000   Actual/360     No                    Fee                       JPMCB
    81                110,423              0.02000   Actual/360     No                    Fee                       JPMCB
    86                129,962              0.07000   Actual/360     No                    Fee                       JPMCB
    88                126,387              0.02000   Actual/360     No                    Fee                       JPMCB
    95                112,271              0.02000   Actual/360     No                    Fee                       JPMCB
    97                117,016              0.02000   Actual/360     No                    Fee                       JPMCB
   100                 89,972              0.07000   Actual/360     No                    Fee                       JPMCB
   101                 75,989              0.02000   Actual/360     No                    Fee                       JPMCB
   102                105,318              0.02000   Actual/360     No                    Fee                       JPMCB
102.01                                                              No                    Fee                       JPMCB
102.02                                                              No                    Fee                       JPMCB
102.03                                                              No                    Fee                       JPMCB
102.04                                                              No                    Fee                       JPMCB
   104                 98,684              0.07000   Actual/360     No                    Fee                       JPMCB
   105                 92,712              0.02000   Actual/360     No                    Fee                       JPMCB
   107                 85,828              0.04000   Actual/360     No                    Fee                       JPMCB
   110                 90,522              0.02000   Actual/360     No                    Fee                       JPMCB
   113                 81,345              0.04000   Actual/360     No                    Fee                       JPMCB
   115                 61,883              0.02000   Actual/360     No                    Fee                       JPMCB
   128                 66,417              0.02000   Actual/360     No                    Fee                       JPMCB
   130                 63,817              0.02000   Actual/360     No                    Fee                       JPMCB
   131                 48,310              0.02000   Actual/360     No                    Fee                       JPMCB
   145                 46,631              0.05000   Actual/360     No                    Fee                       JPMCB
   148                 44,967              0.02000   Actual/360     No                    Fee/Leasehold             JPMCB
   149                 43,724              0.07000   Actual/360     No                    Fee                       JPMCB
   155                 42,014              0.02000   Actual/360     No                    Fee/Leasehold             JPMCB
   156                 41,073              0.02000   Actual/360     No                    Fee                       JPMCB
   163                 38,999              0.02000   Actual/360     No                    Fee                       JPMCB
   169                 37,227              0.02000   Actual/360     No                    Fee/Leasehold             JPMCB
   173                 36,025              0.02000   Actual/360     No                    Fee                       JPMCB
   180                 34,214              0.05000   Actual/360     No                    Fee                       JPMCB
   182                 33,359              0.09000   Actual/360     No                    Fee                       JPMCB
   190                 32,204              0.02000   Actual/360     No                    Fee                       JPMCB
   192                 31,061              0.05000   Actual/360     No                    Fee                       JPMCB
   197                 29,433              0.07000   Actual/360     No                    Fee                       JPMCB
   205                 26,605              0.02000   Actual/360     No                    Fee                       JPMCB
   206                 31,843              0.02000   Actual/360     No                    Fee                       JPMCB
   219                 23,915              0.07000   Actual/360     No                    Fee                       JPMCB
   225                 22,694              0.06000   Actual/360     No                    Fee                       JPMCB
   228                 22,056              0.11000   Actual/360     No                    Fee                       JPMCB
   232                 21,772              0.05000   Actual/360     No                    Fee                       JPMCB
   238                 20,233              0.02000   Actual/360     No                    Fee                       JPMCB
   239                 19,423              0.11000   Actual/360     No                    Fee                       JPMCB
   242                 17,488              0.02000   Actual/360     No                    Fee                       JPMCB
   243                 17,775              0.02000   Actual/360     No                    Fee                       JPMCB
   244                 21,226              0.02000   Actual/360     No                    Fee                       JPMCB
   248                 17,089              0.07000   Actual/360     No                    Fee                       JPMCB
   253                 18,926              0.02000   Actual/360     No                    Fee                       JPMCB
   254                 15,888              0.07000   Actual/360     No                    Fee                       JPMCB
   255                 15,025              0.06000   Actual/360     No                    Fee                       JPMCB
   259                 15,530              0.11000   Actual/360     No                    Fee                       JPMCB
   260                 13,820              0.02000   Actual/360     No                    Fee                       JPMCB
   261                 13,233              0.02000   Actual/360     No                    Fee                       JPMCB
   263                 12,247              0.05000   Actual/360     No                    Fee                       JPMCB
   264                 12,736              0.02000   Actual/360     No                    Fee                       JPMCB
   270                 10,688              0.02000   Actual/360     No                    Fee                       JPMCB
   274                  9,129              0.02000   Actual/360     No                    Fee                       JPMCB





Loan #    Guarantor                                                                      Letter of Credit
-------   --------------------------------------------------------------------------     ----------------
     2    Robert M. Gans                                                                               No
     3    Joel Kestenbaum and Margaret Kestenbaum                                                      No
  7.01    Colony Capital                                                                               No
     7    Colony Capital                                                                               No
     8    Colony Capital                                                                               No
     9    Colony Capital                                                                               No
    10    Colony Capital                                                                               No
    11    Colony Capital                                                                               No
    12    Colony Capital                                                                               No
    13    Colony Capital                                                                               No
    14    Colony Capital                                                                               No
    15    Colony Capital                                                                               No
    16    Colony Capital                                                                               No
    17    Colony Capital                                                                               No
    18    Colony Capital                                                                               No
    19    Colony Capital                                                                               No
    20    Colony Capital                                                                               No
    21    Colony Capital                                                                               No
    22    Colony Capital                                                                               No
    23    Colony Capital                                                                               No
    24    Colony Capital                                                                               No
    25    Colony Capital                                                                               No
    26    Colony Capital                                                                               No
    27    Colony Capital                                                                               No
    28    Colony Capital                                                                               No
    29    Colony Capital                                                                               No
    30    Colony Capital                                                                               No
    31    Colony Capital                                                                               No
    32                                                                                                 No
 32.01
 32.02
 32.03
 32.04
 32.05
 32.06
 32.07
 32.08
 32.09
  32.1
 32.11
 32.12
 32.13
 32.14
    34    The GFW Trust, The GFW II Trust                                                              No
    45    Terrence R. Wall                                                                             No
    46    Kimco Prudential JV                                                                          No
    49    Kimco Prudential JV                                                                          No
    53    Kevin A. Shields                                                                             No
    54    Colony Capital                                                                               No
    55    Kimco Prudential JV                                                                          No
    63    Michael Alfieri                                                                              No
    64    Kimco Prudential JV                                                                          No
    66    Kimco Prudential JV                                                                          No
    68    James S. Frank, Warren P. Cohen                                                              No
    71    Equity Inns, Inc.                                                                            No
    72    John W. Davis, Jr., Candace V. Brown, Christine C. Davis, Steven K. Brown                    No
    75    Kimco Prudential JV                                                                          No
    81    Kimco Prudential JV                                                                          No
    86    Mark Nelson, Robert C. McBride                                                               No
    88    Nathan Leanse                                                                                No
    95    Equity Inns, Inc.                                                                            No
    97    Bryan S. Weingarten and Randall C. Stein                                                     No
   100    William B. Wrench                                                                            No
   101    Kimco Prudential JV                                                                          No
   102    Gordon W. Clune, Bill Clune                                                                  No
102.01
102.02
102.03
102.04
   104    Martin J. Rust and R. Lowndes Burke                                                          No
   105    1881 Limited Liability Company                                                               No
   107    Kenneth S. Kaiserman                                                                         No
   110    Gus A. Chafoulias                                                                            No
   113    Scott Labonte, Richard Polidori                                                              No
   115    Kimco Prudential JV                                                                          No
   128    Equity Inns, Inc.                                                                            No
   130    Equity Inns, Inc.                                                                            No
   131    Kimco Prudential JV                                                                          No
   145    William K. Wells                                                                             No
   148    Equity Inns, Inc.                                                                            No
   149    Asset Capital Partners, L.P.                                                                 No
   155    Dennis McDaniel                                                                              No
   156    David Burns, Debra Dout                                                                      No
   163    Equity Inns, Inc.                                                                            No
   169    Equity Inns, Inc.                                                                            No
   173    Mike Schuminsky                                                                              No
   180    Michael Samschick                                                                            No
   182    Debra J. Pyzyk                                                                               No
   190    Equity Inns, Inc.                                                                            No
   192    Christopher A. Molden                                                                        No
   197    Majid Koza, Wijdi Kouza, Lyon Koza, Eddie Koza, Zouhair Koza                                 No
   205    James J. Houlihan, Andrew M. Greenspan                                                200,000.0
   206    Raman Dayal, Rakesh Govindji                                                                 No
   219    Damiano Dimercurio, Gaetano Dimercurio                                                       No
   225    Michael L. Gorney and B. David Peck                                                          No
   228    Michael P. Ziegler                                                                     67,500.0
   232    Christopher A. Molden                                                                        No
   238    Philip L. Perry and Brester Construction, Inc.                                               No
   239    Michael H. Godwin, R. Ryan Holmes                                                     350,000.0
   242    James J. Houlihan, James K. Coleman                                                          No
   243    Erez Eliahu and Ioannis Danalis                                                              No
   244    J Ron Stephens                                                                               No
   248    Robert P. Donnelly, Kelly J. Donnelly                                                        No
   253    J Ron Stephens                                                                               No
   254    Mark R. Munsell                                                                              No
   255    Richard B. Broder                                                                            No
   259    Ameen Kesaria                                                                                No
   260    Steven G. Shafer                                                                             No
   261    Gregory F. Perlman, Jonathan D. Frank                                                        No
   263    Christopher A. Molden                                                                        No
   264    Kathleen B. Ciliske and Terrence E. Ciliske                                                  No
   270    Richard Aguilar                                                                              No
   274    David Lee Tarter                                                                             No




                                                UPFRONT ESCROW
         ----------------------------------------------------------------------------------------------
         Upfront        Upfront      Upfront   Upfront                       Upfront      Upfront
         CapEx          Eng.         Envir.    TI/LC          Upfront RE     Ins.         Other
Loan #   Reserve        Reserve      Reserve   Reserve        Tax Reserve    Reserve      Reserve
------   ------------   ----------   -------   ------------   ------------   ----------   -------------

     2           0.00         0.00      0.00   4,100,000.00   4,718,404.41    72,938.00    3,702,491.23
     3           0.00         0.00      0.00           0.00   5,085,802.35    43,884.69    3,497,872.47
  7.01           0.00         0.00      0.00           0.00           0.00         0.00            0.00
     7           0.00         0.00      0.00           0.00           0.00         0.00            0.00
     8           0.00         0.00      0.00           0.00           0.00         0.00            0.00
     9           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    10           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    11           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    12           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    13           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    14           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    15           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    16           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    17           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    18           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    19           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    20           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    21           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    22           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    23           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    24           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    25           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    26           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    27           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    28           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    29           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    30           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    31           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    32           0.00         0.00      0.00           0.00           0.00         0.00            0.00
 32.01
 32.02
 32.03
 32.04
 32.05
 32.06
 32.07
 32.08
 32.09
  32.1
 32.11
 32.12
 32.13
 32.14
    34           0.00         0.00      0.00   5,379,550.00     834,729.83         0.00   14,200,000.00
    45           0.00         0.00      0.00           0.00     164,741.56         0.00      412,767.82
    46           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    49           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    53           0.00         0.00      0.00   3,500,000.00     197,965.58    13,321.75    4,460,283.00
    54           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    55           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    63           0.00         0.00      0.00           0.00     153,863.55         0.00    2,500,000.00
    64           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    66           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    68           0.00         0.00      0.00           0.00     165,462.69   147,387.00            0.00
    71           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    72           0.00         0.00      0.00     526,857.10       9,977.14    19,193.41            0.00
    75           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    81           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    86           0.00         0.00      0.00           0.00      30,747.74     8,015.33      141,711.00
    88           0.00         0.00      0.00           0.00      66,898.25     6,461.82            0.00
    95           0.00         0.00      0.00           0.00           0.00         0.00            0.00
    97           0.00    27,938.00      0.00           0.00      47,929.99    41,433.00            0.00
   100           0.00   348,904.25      0.00     300,000.00     115,724.18    43,333.33            0.00
   101           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   102           0.00         0.00      0.00           0.00      51,687.44    88,112.73            0.00
102.01
102.02
102.03
102.04
   104           0.00         0.00      0.00           0.00      28,037.03     3,090.67            0.00
   105           0.00         0.00      0.00           0.00     143,911.53    25,581.33            0.00
   107           0.00         0.00      0.00     776,748.00           0.00         0.00            0.00
   110   1,100,500.00         0.00      0.00           0.00      99,292.96    51,107.63            0.00
   113      25,000.00         0.00      0.00           0.00           0.00         0.00            0.00
   115           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   128           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   130           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   131           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   145           0.00         0.00      0.00           0.00           0.00    15,040.40            0.00
   148           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   149           0.00         0.00      0.00     200,000.00           0.00         0.00            0.00
   155           0.00    37,500.00      0.00     225,000.00           0.00     8,715.75            0.00
   156           0.00         0.00      0.00           0.00      33,494.41     8,770.98            0.00
   163           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   169           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   173           0.00         0.00      0.00           0.00      78,723.70     5,745.00            0.00
   180           0.00         0.00      0.00     175,000.00      15,126.54     5,295.33            0.00
   182           0.00         0.00      0.00           0.00      74,069.23    31,593.00            0.00
   190           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   192      13,324.80         0.00      0.00           0.00           0.00    11,359.83            0.00
   197           0.00         0.00      0.00           0.00      17,489.58         0.00            0.00
   205           0.00    67,600.00      0.00           0.00      49,431.07     3,881.91            0.00
   206           0.00         0.00      0.00           0.00       5,832.31     2,650.17            0.00
   219           0.00         0.00      0.00           0.00      42,954.07     3,294.01            0.00
   225           0.00         0.00      0.00           0.00      36,513.85       620.50            0.00
   228           0.00         0.00      0.00      25,000.00      32,033.47     1,436.67            0.00
   232      25,845.60         0.00      0.00           0.00           0.00    13,687.92            0.00
   238           0.00         0.00      0.00           0.00      21,526.64     3,525.67            0.00
   239           0.00    77,662.50      0.00           0.00       6,265.95     6,246.00            0.00
   242           0.00     5,938.00      0.00           0.00      37,250.74         0.00            0.00
   243           0.00     6,250.00      0.00           0.00      19,376.67     1,631.64            0.00
   244           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   248           0.00         0.00      0.00           0.00           0.00     7,821.67            0.00
   253           0.00         0.00      0.00           0.00           0.00         0.00            0.00
   254           0.00         0.00      0.00           0.00      65,175.43     6,115.08            0.00
   255           0.00         0.00      0.00      40,000.00       8,851.61     2,807.58        6,250.00
   259           0.00         0.00      0.00           0.00      43,037.28     3,334.50       15,750.00
   260           0.00         0.00      0.00           0.00       6,406.35       419.17            0.00
   261           0.00    33,828.13      0.00           0.00       4,482.38     2,374.40            0.00
   263      22,007.52         0.00      0.00           0.00           0.00     4,292.17            0.00
   264      52,197.00         0.00      0.00      30,000.00      33,313.33     2,521.75            0.00
   270           0.00         0.00      0.00           0.00      38,046.67     6,695.20       90,000.00
   274           0.00         0.00      0.00           0.00           0.00     4,205.65            0.00




                                     MONTHLY ESCROW
         ----------------------------------------------------------------------
         Monthly    Monthly   Monthly                                 Monthly
         Capex      Envir.    TI/LC      Monthly RE    Monthly Ins.   Other      Grace    Lockbox
Loan #   Reserve    Reserve   Reserve    Tax Reserve   Reserve        Reserve    Period   In-place   Property Type
------   --------   -------   --------   -----------   ------------   --------   ------   --------   -------------
     2    3106.97      0.00   83333.00    1179601.10       72938.00       0.00        0   Yes        Office
     3   14283.17      0.00   83333.33     440769.54       21942.35       0.00        0   Yes        Office
  7.01       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Various
     7       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Office
     8       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Office
     9       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    10       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Office
    11       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Office
    12       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    13       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Office
    14       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    15       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    16       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    17       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    18       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Office
    19       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    20       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    21       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    22       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    23       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    24       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    25       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    26       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    27       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    28       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    29       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    30       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    31       0.00      0.00       0.00          0.00           0.00       0.00        0   Yes        Industrial
    32       0.00      0.00       0.00          0.00           0.00       0.00        7   Yes        Retail
 32.01                                                                                7              Retail
 32.02                                                                                7              Retail
 32.03                                                                                7              Retail
 32.04                                                                                7              Retail
 32.05                                                                                7              Retail
 32.06                                                                                7              Retail
 32.07                                                                                7              Retail
 32.08                                                                                7              Retail
 32.09                                                                                7              Retail
 32.1                                                                                 7              Retail
 32.11                                                                                7              Retail
 32.12                                                                                7              Retail
 32.13                                                                                7              Retail
 32.14                                                                                7              Retail
    34    9900.00      0.00       0.00     417364.92           0.00       0.00       10   Yes        Office
    45    4709.45      0.00   18000.00      82370.78           0.00       0.00        0   Yes        Mixed Use
    46       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
    49       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
    53       0.00      0.00       0.00      65988.53        4440.58       0.00        7   Yes        Office
    54       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Multifamily
    55       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
    63    3175.00      0.00   20833.33      76931.77           0.00       0.00        7   No         Office
    64       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
    66    4399.83      0.00       0.00          0.00           0.00       0.00        0   No         Retail
    68    1077.00      0.00   12770.00      27577.12       12282.25       0.00        5   Yes        Retail
    71       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
    72     722.50      0.00    7224.83       9977.14        2741.91       0.00        5   No         Mixed Use
    75       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
    81       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
    86    1630.40      0.00   12083.33      30747.74        4007.67   14000.00        7   No         Office
    88    2140.05      0.00    9366.33      11149.70        3230.91       0.00        7   Yes        Industrial
    95       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
    97    3404.05      0.00   12500.00      23964.99           0.00       0.00        8   Yes        Retail
   100    3725.00      0.00       0.00      16532.03        3333.33       0.00        7   No         Mixed Use
   101       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
   102    5000.00      0.00    6910.00      15564.41       12587.53       0.00        7   No         Industrial
102.01                                                                                7              Industrial
102.02                                                                                7              Industrial
102.03                                                                                7              Industrial
102.04                                                                                7              Industrial
   104     777.75      0.00    7083.33       9345.68        1545.33       0.00        7   No         Office
   105    1835.05      0.00       0.00      23985.25        3197.67       0.00        7   No         Office
   107       0.00      0.00       0.00          0.00           0.00       0.00        7   No         Office
   110   22724.00      0.00       0.00      24823.24        5678.63       0.00        7   No         Hotel
   113       0.00      0.00    2000.00          0.00           0.00       0.00        7   No         Mixed Use
   115       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
   128       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
   130       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
   131       0.00      0.00       0.00          0.00           0.00       0.00        0   No         Retail
   145    2385.00      0.00    6175.71      17008.57        3008.08       0.00        7   Yes        Retail
   148       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
   149     270.00      0.00       0.00       6989.16         437.50       0.00        7   No         Office
   155     481.67      0.00       0.00      23744.72        2905.25       0.00        7   No         Retail
   156    4200.00      0.00       0.00       4784.91        2923.66       0.00        7   No         Multifamily
   163       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
   169       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
   173    1468.75      0.00       0.00       6560.31         638.33       0.00        7   No         Self Storage
   180     335.00      0.00       0.00       1375.14         661.92       0.00        7   No         Multifamily
   182    3943.26      0.00       0.00       6733.57        3510.33       0.00        7   No         Multifamily
   190       0.00      0.00       0.00          0.00           0.00       0.00       10   No         Hotel
   192       0.00      0.00       0.00       2422.60         873.83       0.00        7   No         Multifamily
   197     226.04      0.00    2083.33       5829.86        1089.58       0.00        7   No         Retail
   205     898.00      0.00       0.00       9886.21           0.00       0.00       10   No         Office
   206    3415.63      0.00       0.00       5832.31        2650.17       0.00        7   No         Hotel
   219    1300.00      0.00       0.00       8590.81        1647.01       0.00        7   No         Multifamily
   225    1554.25      0.00    3333.33       4564.23         620.50       0.00        7   No         Industrial
   228     545.00      0.00    1834.00       4576.21         718.33       0.00        7   No         Retail
   232       0.00      0.00       0.00       1379.52        1052.92       0.00        7   No         Multifamily
   238    1731.06      0.00       0.00       7175.55         881.42       0.00        7   No         Multifamily
   239     715.81      0.00       0.00       2008.65        1561.50       0.00        7   No         Multifamily
   242       0.00      0.00       0.00      12416.91           0.00       0.00       10   No         Mixed Use
   243       0.00      0.00       0.00       4844.17         543.88       0.00        7   No         Multifamily
   244       0.00      0.00       0.00          0.00           0.00       0.00        7   Yes        Retail
   248       0.00      0.00    1315.79       1199.55         601.67       0.00        7   No         Retail
   253       0.00      0.00       0.00          0.00           0.00       0.00        7   Yes        Retail
   254     640.33      0.00    1457.92      13035.09         555.92       0.00       10   No         Mixed Use
   255     170.00      0.00    1000.00       1264.52         401.08       0.00        7   No         Retail
   259       0.00      0.00    3383.33       3586.44        1111.50       0.00        7   No         Retail
   260     104.17      0.00     874.83       3203.18         209.58       0.00        7   No         Retail
   261    2151.00      0.00       0.00       1494.12        1187.20       0.00        7   No         Multifamily
   263       0.00      0.00       0.00       1098.06         330.17       0.00        7   No         Multifamily
   264       0.00      0.00    1549.00       3331.33         840.58       0.00        7   No         Retail
   270    1395.83      0.00       0.00       3804.67         608.65       0.00        7   No         Multifamily
   274     572.92      0.00       0.00       1741.75         600.80       0.00        7   No         Multifamily




                                                      Remaining
                      Interest             Final      Amortization
         Defeasance   Accrual      Loan    Maturity   Term for
Loan #   Permitted    Period       Group   Date       Balloon Loans
------   ----------   ----------   -----   --------   -------------
     2   Yes          Actual/360       1
     3   Yes          Actual/360       1
  7.01   Yes          Actual/360       3
     7   Yes          Actual/360       3
     8   Yes          Actual/360       3
     9   Yes          Actual/360       3
    10   Yes          Actual/360       3
    11   Yes          Actual/360       3
    12   Yes          Actual/360       3
    13   Yes          Actual/360       3
    14   Yes          Actual/360       3
    15   Yes          Actual/360       3
    16   Yes          Actual/360       3
    17   Yes          Actual/360       3
    18   Yes          Actual/360       3
    19   Yes          Actual/360       3
    20   Yes          Actual/360       3
    21   Yes          Actual/360       3
    22   Yes          Actual/360       3
    23   Yes          Actual/360       3
    24   Yes          Actual/360       3
    25   Yes          Actual/360       3
    26   Yes          Actual/360       3
    27   Yes          Actual/360       3
    28   Yes          Actual/360       3
    29   Yes          Actual/360       3
    30   Yes          Actual/360       3
    31   Yes          Actual/360       3
    32   Yes          Actual/360       3
 32.01                                 3
 32.02                                 3
 32.03                                 3
 32.04                                 3
 32.05                                 3
 32.06                                 3
 32.07                                 3
 32.08                                 3
 32.09                                 3
  32.1                                 3
 32.11                                 3
 32.12                                 3
 32.13                                 3
 32.14                                 3
    34   Yes          Actual/360       1
    45   Yes          Actual/360       1
    46   Yes          Actual/360       1
    49   Yes          Actual/360       1
    53   Yes          Actual/360       1                        360
    54   Yes          Actual/360       3
    55   Yes          Actual/360       1
    63   Yes          Actual/360       1                        360
    64   Yes          Actual/360       1
    66   Yes          Actual/360       1
    68   Yes          Actual/360       1                        360
    71   Yes          Actual/360       1                        360
    72   Yes          Actual/360       1                        360
    75   Yes          Actual/360       1
    81   Yes          Actual/360       1
    86   Yes          Actual/360       1                        360
    88   Yes          Actual/360       1                        360
    95   Yes          Actual/360       1                        360
    97   Yes          Actual/360       1                        360
   100   Yes          Actual/360       1
   101   Yes          Actual/360       1
   102   Yes          Actual/360       1                        300
102.01                                 1                        300
102.02                                 1                        300
102.03                                 1                        300
102.04                                 1                        300
   104   No           Actual/360       1                        360
   105   Yes          Actual/360       1                        360
   107   Yes          Actual/360       1                        360
   110   Yes          Actual/360       1                        360
   113   Yes          Actual/360       1                        360
   115   Yes          Actual/360       1
   128   Yes          Actual/360       1                        360
   130   Yes          Actual/360       1                        360
   131   Yes          Actual/360       1
   145   Yes          Actual/360       1                        360
   148   Yes          Actual/360       1                        360
   149   Yes          Actual/360       1                        360
   155   Yes          Actual/360       3                        360
   156   Yes          Actual/360       2                        360
   163   Yes          Actual/360       1                        360
   169   Yes          Actual/360       1                        360
   173   Yes          Actual/360       1                        360
   180   Yes          Actual/360       1                        360
   182   Yes          Actual/360       2                        360
   190   Yes          Actual/360       1                        360
   192   Yes          Actual/360       2                        360
   197   Yes          Actual/360       1                        360
   205   Yes          Actual/360       1                        360
   206   Yes          Actual/360       1                        240
   219   Yes          Actual/360       2                        360
   225   Yes          Actual/360       1                        360
   228   Yes          Actual/360       1                        360
   232   Yes          Actual/360       2                        360
   238   Yes          Actual/360       2                        360
   239   Yes          Actual/360       2                        360
   242   Yes          Actual/360       1                        360
   243   Yes          Actual/360       1                        360
   244   Yes          Actual/360       1                        240
   248   Yes          Actual/360       1                        360
   253   Yes          Actual/360       1                        240
   254   Yes          Actual/360       1                        360
   255   Yes          Actual/360       1                        360
   259   Yes          Actual/360       1                        300
   260   Yes          Actual/360       1                        360
   261   Yes          Actual/360       2                        360
   263   Yes          Actual/360       2                        360
   264   Yes          Actual/360       1                        360
   270   Yes          Actual/360       2                        360
   274   Yes          Actual/360       2                        360


                                       EXHIBIT B


                     MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

               (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

               (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

               (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

               (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller).

               (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

               (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

               (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

               (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

               (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

               (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

               (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

               (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

               (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

               (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

               (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

               (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

               (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

               (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

               (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

               (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

               (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

               (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

               (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

               (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

               (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

               (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

               (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

               (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

               (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

               (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

               (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

               (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

               (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

               (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

               (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

               (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

               (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

                     (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

                     (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                     (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                     (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on
        Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

               (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or
(2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

               (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

               (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

               (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

               (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

               (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

               (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

               (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

               (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

               (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

               (32) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

               (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

               (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

               (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

               (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

               (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

               (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

               (39) No court of competent jurisdiction will determine in a final decree that fraud with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

               (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date or, with respect to acceleration or the commencement of the accrual of default interest under any Mortgage Loan, five (5) days after notice to the Mortgagor of default.

               (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

               (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

               (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

               Defined Terms:
               --------------

               The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

               The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

               The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

               The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

               The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the applicable Master Servicer and discretionary (lender approved) capital expenditures.

               The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

               The term "in reliance on" shall mean that:

                     (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                     (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                     (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                     (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

               The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

               The term "Permitted Encumbrances" shall mean:

                     (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                     (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                     (c) other matters to which like properties are commonly subject, and

                     (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

               which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

               Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C


           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


Representation #(4)
-------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund and has been previously sold by the Seller.
                                                  The purchaser  of such note has an interest in
                                                  the Mortgage File related to such Mortgage Loan.
--------------------------------------------------------------------------------------------------

       97         Danvers Crossing                The Mortgaged Property secures the Mortgage Loan
                                                  and a B-Note held by CBA Mezzanine Capital
                                                  Finance, LLC.
--------------------------------------------------------------------------------------------------
       2          131 South Dearborn              The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund.
--------------------------------------------------------------------------------------------------
      110         Radisson Plaza Hotel -          The Mortgaged Property secures the Mortgage Loan
                  Rochester                       and a B-Note held by CBA Mezzanine Capital
                                                  Finance, LLC.
--------------------------------------------------------------------------------------------------


Representation #(6)
--------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund.
--------------------------------------------------------------------------------------------------
       2          131 South Dearborn              The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund.

                                                  JPMorgan Chase Bank, N.A., a tenant at the
                                                  Mortgaged Property, has a right to purchase such
                                                  property during the term of the Mortgage Loan.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             Fortune Plastics, a tenant at one of the
                                                  Mortgaged Properties, has a right to purchase
                                                  such property during the term of the Mortgage
                                                  Loan.
--------------------------------------------------------------------------------------------------


Representation #(10(a))
-----------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           The liability of one of the guarantors is
                                                  limited to $25,000,000.
--------------------------------------------------------------------------------------------------
      228         Park Plaza                      The environmental indemnity contains a 5 year
                                                  sunset provision.
--------------------------------------------------------------------------------------------------
      182         Shenandoah Valley Apartments    The guarantor's maximum aggregate liability may
                                                  not exceed the amount of the Mortgage Loan.
--------------------------------------------------------------------------------------------------
       68         Denver Design Center            The environmental indemnity contains a 3 year
                                                  sunset provision.
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

                                                  One of the Centro Heritage Portfolio III
                                                  properties (Westview Center) is subject to a
                                                  ground lease that does not comply with the
                                                  representations and warranties of section 20.
                                                  The sponsor executed a recourse guaranty that
                                                  terminates if an acceptable estoppel certificate
                                                  and amendment to the ground lease are delivered
                                                  to the mortgagee.
--------------------------------------------------------------------------------------------------
      261         Bancroft Apartments             In addition to the standard carveouts, the
                                                  Mortgage Loan is recourse if the HAP Contract,
                                                  as defined in the Mortgage Loan documents, is
                                                  terminated by the Housing and Urban Development
                                                  administration as an exercise of its rights
                                                  thereunder as a result of any breach by, default
                                                  under or claims against the Mortgagor.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       81         Kimco PNP - Silverdale Plaza    There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       55         Kimco PNP - Fullerton Town      There is no individual or entity other than the
                  Center                          Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
      131         Kimco PNP - Glen Cove Center    There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       49         Kimco PNP - Cheyenne Commons    There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       75         Kimco PNP - Olympia Square      There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
      115         Kimco PNP - Blossom Valley      There is no individual or entity other than the
                  Plaza                           Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       46         El Camino North                 There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
      101         Kimco PNP - Encinitas           There is no individual or entity other than the
                  Marketplace                     Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       64         Kimco PNP - Sunset Square       There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       66         Kimco PNP - Rainbow Promenade   There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------
       3          Galleria Towers                 The environmental indemnity contains a 2 year
                                                  sunset provision.
--------------------------------------------------------------------------------------------------
       54         Park Belmar                     There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
--------------------------------------------------------------------------------------------------


Representation #(10(d))
-----------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       63         Metropark Corporate Campus II   The terms of certain Mortgage Loan documents
                                                  were modified after the Cut-off Date to release
                                                  two unimproved parcels, as contemplated by the
                                                  Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       53         Westwood of Lisle               The terms of certain Mortgage Loan documents
                                                  were modified after the Cut-off Date to
                                                  eliminate upfront reserves.
--------------------------------------------------------------------------------------------------
      274         Courtyard Annex                 The terms of certain Mortgage Loan documents
                                                  were modified after the Cut-off Date to consent
                                                  to the transfer of 100% of the ownership
                                                  interests in the Mortgagor pursuant of the
                                                  Mortgage Loan documents.
--------------------------------------------------------------------------------------------------


Representation #(12)
--------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   Each Centro Heritage Portfolio III property may
                                                  be released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 110% of the
                                                  allocated loan amount.
                                                  The Mortgagor may obtain a release of an
                                                  individual Mortgaged Property by substituting
                                                  its interest in other Mortgaged Properties as
                                                  collateral during the term of the Mortgage Loan,
                                                  subject to certain conditions as set forth in
                                                  the related Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             Each Colony IV Portfolio property may be
                                                  released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 105% of the
                                                  allocated loan amount. Additionally, each Colony
                                                  IV Portfolio property may be released from the
                                                  lien of the Mortgage upon the Mortgagor
                                                  providing a letter of credit in an amount equal
                                                  to 105% of the allocated loan amount.
                                                  The Mortgagor may obtain a release of an
                                                  individual Mortgaged Property by substituting
                                                  its interest in other Mortgaged Properties as
                                                  collateral during the term of the Mortgage Loan,
                                                  subject to certain conditions as set forth in
                                                  the related Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       3          Galleria Towers                 Each Galleria Towers property may be released
                                                  from the lien of the Mortgage upon defeasance of
                                                  an amount equal to 120% of the allocated loan
                                                  amount.
--------------------------------------------------------------------------------------------------


Representation #(14(a))
-----------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
      180         117 Chestnut Street             The value of the Mortgaged Property is based
                                                  upon the appraiser's $7,550,000 "as stabilized"
                                                  value (as compared with a $7,275,000 "as-is"
                                                  value) and assumes build-out and occupancy of
                                                  space that has not yet occurred. The mortgagee
                                                  established escrows at origination in the amount
                                                  of $325,000 relating to the lease-up of the
                                                  Mortgaged Property.
--------------------------------------------------------------------------------------------------


Representation #(16)
--------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
242; 264; 148;   10-24 Palmer Avenue; Klein       The respective Mortgaged Properties are legally
      261         Church Plaza; Springhill        nonconforming due to deficient parking.
                  Suites Sarasota; Bancroft
                  Apartments
--------------------------------------------------------------------------------------------------
      270         Ashton Parke                    The Mortgaged Property is non-conforming due to
                                                  a density violation. The approved site plan
                                                  provides for 66 units and the Mortgaged Property
                                                  contains 67. The mortgagee held back $90,000.
                                                  The Mortgagor must provide evidence of legal
                                                  conformance to the mortgagee by October 31, 2006
                                                  or discontinue use of the extra unit. If
                                                  evidence of legal conformance is not provided by
                                                  December 31, 2006, the Mortgagor is not entitled
                                                  to a release and the funds will be held as
                                                  additional security for the Mortgage Loan.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             One of the tenants at the Colony IV Portfolio
                                                  properties is operating without a necessary
                                                  business license.

--------------------------------------------------------------------------------------------------


Representation #(19(a))
-----------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
 238; 182; 260;   Ridge Hollow Apartments;        The mortgagee waived escrows for immediate
 105; 53; 130;    Shenandoah Valley Apartments;   repairs in an amount of less than $5,000
  110; 49; 115    4015 Lemmon Avenue; 2777        recommended by the property condition report.
                  Summer Street; Westwood of
                  Lisle; Hampton Inn Urbana;
                  Radisson Plaza Hotel -
                  Rochester; Kimco PNP -
                  Cheyenne Commons; Kimco PNP -
                  Blossom Valley Plaza
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           The mortgagee waived escrows for immediate
                                                  repairs in the amount of $49,000 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   The mortgagee waived escrows for immediate
                                                  repairs in the amount of $13,700 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             The mortgagee waived escrows for immediate
                                                  repairs in the amount of $437,455 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------
       54         Park Belmar                     The mortgagee waived escrows for immediate
                                                  repairs in the amount of $51,750 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------
       75         Kimco PNP - Olympia Square      The mortgagee waived escrows for immediate
                                                  repairs in the amount of $5,000 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------
       46         El Camino North                 The mortgagee waived escrows for immediate
                                                  repairs in the amount of $550,500 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------
      101         Kimco PNP - Encinitas           The mortgagee waived escrows for immediate
                  Marketplace                     repairs in the amount of $377,000 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------
       66         Kimco PNP - Rainbow Promenade   The mortgagee waived escrows for immediate
                                                  repairs in the amount of $9,000 recommended by
                                                  the property condition report.
--------------------------------------------------------------------------------------------------


Representation #(20(d))
-----------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
      155         Highland Village                The Ground Lease does not require prior written
                                                  consent of the leasehold mortgagee for any
                                                  cancellation, surrender, acceptance of surrender
                                                  or modification of the Ground Lease; however, it
                                                  does provide that the leasehold mortgagee is
                                                  entitled to receive notice of any of the above
                                                  actions.
--------------------------------------------------------------------------------------------------

Representation #(20(d-f))
-------------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       81         Kimco PNP - Silverdale Plaza    A portion of the parking area at the Mortgaged
                                                  Property is subject to a ground lease. However,
                                                  the parking area of the fee ownership portion of
                                                  the Mortgaged Property is sufficient to satisfy
                                                  current zoning requirements.
--------------------------------------------------------------------------------------------------


Representation #(20(a-i))
-------------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   One of the Centro Heritage Portfolio III
                                                  properties (Westview Center) is subject to a
                                                  ground lease that does not comply with these
                                                  representations and warranties. The sponsor
                                                  executed a recourse guaranty that terminates if
                                                  an acceptable estoppel certificate and amendment
                                                  to the ground lease are delivered to the
                                                  mortgagee.
--------------------------------------------------------------------------------------------------


Representation #(21(b))
-----------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
     260         4015 Lemmon Avenue              The Environmental Site Assessment recommended
                                                  the implementation of an asbestos O&M Plan, but
                                                  it was not required by the mortgagee at closing.
--------------------------------------------------------------------------------------------------
      259         Cavalcade Plaza                 The Environmental Site Assessment recommended
                                                  the implementation of an asbestos O&M Plan, but
                                                  it was not required by the mortgagee at closing.
--------------------------------------------------------------------------------------------------
      155         Highland Village                The Environmental Site Assessment recommended
                                                  the implementation of an asbestos O&M Plan, but
                                                  it was not required by the mortgagee at closing.
--------------------------------------------------------------------------------------------------
       54         Park Belmar                     The transformers at the Mortgaged Property
                                                  showed signs of leakage. Two of the three
                                                  tranformers were removed and replaced by Xcel
                                                  Energy, the owner of the transformers. The
                                                  Environmental Site Assessment recommended a
                                                  review of Xcel Energy's response to determine if
                                                  appropriate steps were taken to address
                                                  potential soil contamination.
--------------------------------------------------------------------------------------------------
      102         Klune Industrial                The Environmental Site Assessment for three of
                                                  the Klune Industrial properties (609 West 1900
                                                  North, Coldwater Canyon Road and Ethel Avenue)
                                                  recommended the implementation of an asbestos
                                                  O&M Plan, but it was not required by the
                                                  mortgagee at closing.
--------------------------------------------------------------------------------------------------
 101; 115; 49;    Kimco PNP - Encintas            There were various environmental concerns cited
  46; 55; 131;    Marketplace; Kimco PNP -        on the respective Environmental Site
 75; 66; 81; 64   Blossom Valley Plaza; Kimco     Assessments. At closing, the mortgagee accepted
                  PNP - Cheyenne Commons; El      environmental insurance for all the Mortgaged
                  Camino North; Kimco PNP -       Properties with exclusions ranging from $50,000
                  Fullerton Town Center; Kimco    to $250,000.
                  PNP - Glen Cove Center; Kimco
                  PNP - Olympia Square; Kimco
                  PNP - Rainbow Promenade;
                  Kimco PNP - Silverdale Plaza;
                  Kimco PNP - Sunset Square
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   There were various environmental concerns cited
                  (Except West Loop Shopping      on the respective Environmental Site
                  Center)                         Assessments. At closing the mortgagee accepted
                                                  an existing environmental insurance policy with
                                                  an aggregate coverage limit equal to
                                                  $30,000,000. If the policy expires during the
                                                  term of the Mortgage Loan, the Mortgagor is
                                                  obligated to either (a) renew such policy on
                                                  terms acceptable to the mortgagee or (b) provide
                                                  an environmental indemnity from a creditworthy
                                                  entity acceptable to the mortgagee. Moreover, to
                                                  the extent that the existing coverage is reduced
                                                  below a specified threshold because of
                                                  environmental losses at other properties
                                                  affiliated with the Mortgagor, the Mortgagor is
                                                  obligated to replenish the available coverage up
                                                  to acceptable amounts as specified in the
                                                  Mortgage Loan documents.
--------------------------------------------------------------------------------------------------


Representation #(21(d))
-----------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
      228         Park Plaza                      The environmental indemnity contains a 5 year
                                                  sunset provision.
--------------------------------------------------------------------------------------------------
       68         Denver Design Center            The environmental indemnity contains a 3 year
                                                  sunset provision.
--------------------------------------------------------------------------------------------------
       3          Galleria Towers                 The environmental indemnity contains a 2 year
                                                  sunset provision.
--------------------------------------------------------------------------------------------------


Representation #(22)
--------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $50,000.
--------------------------------------------------------------------------------------------------
       97         Danvers Crossing                Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $50,000.
--------------------------------------------------------------------------------------------------
      182         Shenandoah Valley Apartments    Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.
--------------------------------------------------------------------------------------------------
      270         Ashton Parke                    Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $2,500.
--------------------------------------------------------------------------------------------------
      244         Eckerd's Douglasville           Eckerd's, the sole tenant at the Mortgaged
                                                  Property, is required to provide insurance
                                                  pursuant to a triple net lease. However,
                                                  Eckerd's current comprehensive commercial
                                                  general liability insurance has a deductible of
                                                  $1,000,000. No later than 90 days after
                                                  origination, the Mortgagor must obtain
                                                  additional comprehensive commercial general
                                                  liability insurance against claims for personal
                                                  injury, bodily injury, death or property damage
                                                  occurring upon, in or about the Mortgaged
                                                  Property, with a contingency clause to cover any
                                                  such losses not insured because of Eckerd's
                                                  deductible.
--------------------------------------------------------------------------------------------------
      253         Eckerds McDonough               Eckerd's, the sole tenant at the Mortgaged
                                                  Property, is required to provide insurance
                                                  pursuant to a triple net lease. However,
                                                  Eckerd's current comprehensive commercial
                                                  general liability insurance has a deductible of
                                                  $1,000,000. No later than 90 days after
                                                  origination, the Mortgagor must obtain
                                                  additional comprehensive commercial general
                                                  liability insurance against claims for personal
                                                  injury, bodily injury, death or property damage
                                                  occurring upon, in or about the Mortgaged
                                                  Property, with a contingency clause to cover any
                                                  such losses not insured because of Eckerd's
                                                  deductible.
--------------------------------------------------------------------------------------------------
       53         Westwood of Lisle               On the origination date, the mortgagee accepted
                                                  property insurance that provides for an
                                                  earthquake deductible of $100,000.
--------------------------------------------------------------------------------------------------
      190         Hampton Inn East Lansing        Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
      128         Hampton Inn Orlando             Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
       95         Courtyard Houston               Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
       71         Homewood Suites Seattle         Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
      169         Townplace Suites Savannah       Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
      148         Springhill Suites Sarasota      Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
      163         Homewood Suites Augusta         Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
      130         Hampton Inn Urbana              Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $100,000 so long
                                                  as the Mortgagor or its affiliates control the
                                                  Mortgaged Property.

                                                  Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.

                                                  The Mortgage Loan documents provide that the
                                                  windstorm deductible shall be equal to the
                                                  lesser of (a) a commercially reasonable market
                                                  deductible based on similar properties located
                                                  in the geographic region where the Mortgaged
                                                  Property is located or (b) ten percent of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
      173         190 All Storage                 Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $50,000, so long
                                                  as it is consistent with the custom and practice
                                                  in the self-storage industry in the Dallas-Fort
                                                  Worth Metroplex. However, the guarantor is
                                                  responsible for deductibles in excess of
                                                  $10,000.
--------------------------------------------------------------------------------------------------
      261         Bancroft Aaprtments             Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $5,000.
--------------------------------------------------------------------------------------------------
      145         Emerald Square Shopping Center  On the origination date, the mortgagee accepted property insurance that provides for an
                                                  earthquake deductible of $100,000 and
                                                  comprehensive commercial general liability
                                                  insurance with a deductible of $1,000.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $250,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake and windstorm deductible of 5% of the
                                                  insured value of the Mortgaged Property.
--------------------------------------------------------------------------------------------------
       2          131 South Dearborn              The Mortgagor is permitted to insure through
                                                  Affiliated FM Insurance Co. so long as
                                                  Affiliated FM Insurance Co. maintains a rating
                                                  of "BBB" by S&P or "A-:XIV" by A.M. Best, and
                                                  none of the Rating Agencies, mezzanine lenders
                                                  or investors in connection with a securitization
                                                  request removal of Affiliated FM Insurance Co.
                                                  The Mortgagor also is permitted to use a
                                                  syndicate of insurance providers so long as (i)
                                                  the first layer of coverage under such insurance
                                                  will be provided by carriers with a minimum
                                                  financial strength rating by S&P of "A" or
                                                  better; (ii) 60% (75% if there are four or fewer
                                                  members in the syndicate) of the aggregate
                                                  limits under such Insurance Policies must be
                                                  provided by carriers with a minimum financial
                                                  strength rating from S&P of "A" or better and
                                                  (iii) the remaining carriers have a financial
                                                  strength rating from S&P of at least "BBB".
--------------------------------------------------------------------------------------------------
       54         Park Belmar                     Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $50,000.

                                                  On the origination date, the mortgagee accepted
                                                  property insurance that provides for a windstorm
                                                  deductible of 5% of the insured value of the
                                                  Mortgaged Property, but not less than $100,000
                                                  and an earthquake deductible of $50,000.
--------------------------------------------------------------------------------------------------
       81         Kimco PNP - Silverdale Plaza    On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
       55         Kimco PNP - Fullerton Town      On the origination date, the mortgagee accepted
                  Center                          comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
      131         Kimco PNP - Glen Cove Center    On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
       49         Kimco PNP - Cheyenne Commons    On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
       75         Kimco PNP - Olympia Square      On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
      115         Kimco PNP - Blossom Valley      On the origination date, the mortgagee accepted
                  Plaza                           comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
       46         El Camino North                 On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
      101         Kimco PNP - Encinitas           On the origination date, the mortgagee accepted
                  Marketplace                     comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
       64         Kimco PNP - Sunset Square       On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
       66         Kimco PNP - Rainbow Promenade   On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $25,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of 5% of the insured value
                                                  of the Mortgaged Property, but not less than
                                                  $250,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) at least
                                                  seventy-five percent (75%) of the coverage (if
                                                  there are four (4) or fewer members of the
                                                  syndicate) or at least sixty percent (60%) of
                                                  the coverage (if there are five (5) or more
                                                  members of the syndicate) have a claims paying
                                                  ability rating of "A" by S&P and (ii) the
                                                  balance of the coverage is provided by carriers
                                                  having a claims paying ability of at least "BBB"
                                                  by S&P.
--------------------------------------------------------------------------------------------------
       3          Galleria Towers                 On the origination date, the mortgagee accepted
                                                  property insurance that provides for an
                                                  earthquake deductible of $100,000.

                                                  The Mortgagor is permitted to use a syndicate of
                                                  insurance providers so long as (i) the first
                                                  layer of coverage under such insurance will be
                                                  provided by carriers with a minimum financial
                                                  strength rating by S&P of "A" or better; (ii)
                                                  60% (75% if there are four or fewer members in
                                                  the syndicate) of the aggregate limits under
                                                  such Insurance Policies must be provided by
                                                  carriers with a minimum financial strength
                                                  rating from S&P of "A" or better and (iii) the
                                                  financial strength rating from S&P for each
                                                  carrier in the syndicate should be at least
                                                  "BBB".
--------------------------------------------------------------------------------------------------
      102         Klune Industrial                On the origination date, the mortgagee accepted
                                                  property insurance, for one of the Klune
                                                  Industrial properties (Coldwater Canyon Road),
                                                  that provides for an earthquake deductible of 5%
                                                  of the insured value of the respective Mortgaged
                                                  Property.
--------------------------------------------------------------------------------------------------
                  All Loans                       Although the Mortgage Loan Documents require
                                                  comprehensive general liability insurance
                                                  consistent with this representation and
                                                  warranty, as of the date hereof, the mortgagee
                                                  has not received evidence of the endorsement
                                                  necessary to include it as an additional
                                                  insured. At closing, the mortgagee accepted
                                                  evidence of comprehensive commercial general
                                                  liability insurance and its inclusion as an
                                                  additional insured on  standard Accord form 25
                                                  or other similar forms.
--------------------------------------------------------------------------------------------------


Representation #(29)
--------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
    7-31; 54      Colony IV Portfolio; Park       The original principal balance of the Colony IV
                  Belmar                          Portfolio Mortgage Loan and the Park Belmar
                                                  Mortgage Loan, which loans are to Mortgagors
                                                  under common sponsorship, represent more than 5%
                                                  of the aggregate outstanding principal.
--------------------------------------------------------------------------------------------------
 101; 115; 49;    Kimco PNP - Encinitas           The original principal balance of the Encinitas
  46; 55; 131;    Marketplace; Kimco PNP -        Marketplace Mortgage Loan, Blossom Valley Plaza
 75; 66; 81; 64   Blossom Valley Plaza; Kimco     Mortgage Loan, Cheyenne Commons Mortgage Loan,
                  PNP - Cheyenne Commons; El      El Camino Mortgage Loan, Fullerton Town Center
                  Camino North; Kimco PNP -       Mortgage Loan, Glen Cove Center Morgage Loan,
                  Fullerton Town Center; Kimco    Olympia Square Mortgage Loan, Rainbow Promenade
                  PNP - Glen Cove Center; Kimco   Mortgage Loan, Silverdale Plaza Mortgage Loan
                  PNP - Olympia Square; Kimco     and the Sunset Plaza Mortgage Loan, which loans
                  PNP Rainbow Promenade; Kimco    are to Mortgagors under common sponsorship,
                  PNP - Silverdale Plaza; Kimco   represent more than 5% of the aggregate
                  PNP - Sunset Plaza              outstanding principal.

--------------------------------------------------------------------------------------------------


Representation #(32)
--------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
      45         City Center West                Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      238         Ridge Hollow Apartments         Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       72         Lincoln Village Shopping        Subject to the satisfaction of certain criteria,
                  Center                          the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  The direct owner of 100% of the Mortgagors has
                                                  pledged its ownership interests in the
                                                  Mortgagors to secure a mezzanine loan held by
                                                  Petra Fund REIT Corp. and pledged to Greenwich
                                                  Capital Financial Products, Inc. If such entity
                                                  defaults on the mezzanine loan, the interests in
                                                  such direct owner will be transferred to such
                                                  mezzanine lender or its assignees.
--------------------------------------------------------------------------------------------------
      119         4260 Forbes Boulevard           Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
--------------------------------------------------------------------------------------------------
       97         Danvers Crossing                Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      104         Turning Basin Building          Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
--------------------------------------------------------------------------------------------------
       68         Denver Design Center            Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  So long as the Mortgagor has not incurred
                                                  additional debt secured by the Mortgaged
                                                  Property and subject to the satisfaction of
                                                  certain criteria, the Mortgage Loan documents
                                                  allow members of the Mortgagor the right to
                                                  pledge their interests in the Mortgagor to
                                                  secure a mezzanine loan pursuant to the security
                                                  instrument.

                                                  So long as the members of the Mortgagor have not
                                                  pledged their interest in the Mortgagor to
                                                  secure a mezzanine loan and subject to the
                                                  satisfaction of certain criteria, the Mortgagor
                                                  has a one time right to incur additional debt
                                                  secured by the Mortgaged Property.
--------------------------------------------------------------------------------------------------
       53         Westwood of Lisle               Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  The direct owner of 100% of the Mortgagors has
                                                  pledged its ownership interests in the
                                                  Mortgagors to secure a mezzanine loan held by
                                                  JPMorgan Chase Bank, N.A. If such entity
                                                  defaults on the mezzanine loan, the interests in
                                                  such direct owner will be transferred to such
                                                  mezzanine lender.

                                                  If the existing mezzanine loan is paid off and
                                                  subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
--------------------------------------------------------------------------------------------------
      173         190 All Storage                 Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      261         Bancroft Apartments             Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      107         400 Market Street               Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgagor has a one-time right to incur
                                                  additional debt on a pari passu basis with the
                                                  Mortgage Loan secured by the Mortgaged Property.
--------------------------------------------------------------------------------------------------
       2          131 South Dearborn              Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  The direct and indirect owners of 100% of the
                                                  Mortgagor have pledged their ownership interests
                                                  in the Mortgagors to secure two mezzanine loans
                                                  held by JPMorgan Chase Bank, N.A. and Petra Fund
                                                  REIT Corp respectively. If such entities default
                                                  on the mezzanine loans, the interests in such
                                                  direct and indirect owners will be transferred
                                                  to such mezzanine lenders.
--------------------------------------------------------------------------------------------------
       54         Park Belmar                     Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgagor has a one-time right to incur
                                                  additional debt on a pari passu basis with the
                                                  Mortgage Loan secured by the Mortgaged Property.
--------------------------------------------------------------------------------------------------
       81         Kimco PNP - Silverdale Plaza    Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       55         Kimo PNP - Fullerton Town       Subject to the satisfaction of certain
                  Center                          conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      131         Kimco PNP - Glen Cove Center    Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       49         Kimco PNP - Cheyenne Commons    Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       75         Kimco PNP - Olympia Square      Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      115         Kimco PNP - Blossom Valley      Subject to the satisfaction of certain
                  Plaza                           conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       46         El Camino North                 Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      101         Kimco PNP - Encinitas           Subject to the satisfaction of certain
                  Marketplace                     conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       64         Kimco PNP - Sunset Square       Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       66         Kimco PNP - Rainbow Promenade   Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       3          Galleria Towers                 Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  The direct owner of 100% of the Mortgagors has
                                                  pledged its ownership interests in the
                                                  Mortgagors to secure a mezzanine loan held by
                                                  Transwestern Mezzanine Realty Partners II,
                                                  L.L.C. If such entity defaults on the mezzanine
                                                  loan, the interests in such direct owner will be
                                                  transferred to such mezzanine lender.
--------------------------------------------------------------------------------------------------
       88         1505 East Warner Avenue         Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

--------------------------------------------------------------------------------------------------


Representation #(33)
--------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund and has been previously sold by Seller.
--------------------------------------------------------------------------------------------------
       2          131 South Dearborn              The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund.

--------------------------------------------------------------------------------------------------


Representation #(35)
--------------------



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   Each Centro Heritage Portfolio III property may
                                                  be released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 110% of the
                                                  allocated loan amount.

                                                  The Mortgagor may obtain a release of an
                                                  individual Mortgaged Property by substituting
                                                  its interest in other Mortgaged Properties as
                                                  collateral during the term of the Mortgage Loan,
                                                  subject to certain conditions as set forth in
                                                  the related Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             Each Colony IV Portfolio property may be
                                                  released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 105% of the
                                                  allocated loan amount. Additionally, each Colony
                                                  IV Portfolio property may be released from the
                                                  lien of the Mortgage upon the Mortgagor
                                                  providing a letter of credit in an amount equal
                                                  to 105% of the allocated loan amount.

                                                  The Mortgagor may obtain a release of an
                                                  individual Mortgaged Property by substituting
                                                  its interest in other Mortgaged Properties as
                                                  collateral during the term of the Mortgage Loan,
                                                  subject to certain conditions as set forth in
                                                  the related Mortgage Loan documents.
--------------------------------------------------------------------------------------------------
       3          Galleria Towers                 Each Galleria Towers property may be released
                                                  from the lien of the Mortgage upon defeasance of
                                                  an amount equal to 120% of the allocated loan
                                                  amount.
--------------------------------------------------------------------------------------------------


Representation #(37)
--------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
 242; 264; 105;   10-24 Palmer Avenue; Klein      The respective Mortgaged Properties are legally
 32; 190; 148;    Church Plaza; 2777 Summer       nonconforming due to deficient parking.
261; 206; 7-31;   Street; Centro Heritage
    2; 102;       Portfolio III; Hampton Inn
                  East Lansing; Springhill
                  Suites Sarasota; Bancroft
                  Apartments; Baymont Inn &
                  Suites; Colony IV Portfolio;
                  131 South Dearborn; Klune
                  Industrial
--------------------------------------------------------------------------------------------------
      270         Ashton Parke                    The Mortgaged Property is non-conforming due to
                                                  a density violation. The approved site plan
                                                  provides for 66 units and the Mortgaged Property
                                                  contains 67. The mortgagee held back $90,000.
                                                  The Mortgagor must provide evidence of legal
                                                  conformance to the mortgagee by October 31, 2006
                                                  or discontinue use of the extra unit. If
                                                  evidence of legal conformance is not provided by
                                                  December 31, 2006, the Mortgagor is not entitled
                                                  to a release and the funds will be held as
                                                  additional security for the Mortgage Loan.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             One of the Colony IV Portfolio properties
                                                  (Chicago Workspace-Elgin) is nonconforming due
                                                  to deficient parking.
                                                  One of the tenants at the Colony IV Portfolio
                                                  properties is operating without a necessary
                                                  business license.
--------------------------------------------------------------------------------------------------


Representation #(42)
--------------------


--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
       34         Bank of America Plaza           Terrorism insurance premiums are capped at
                                                  $425,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.
--------------------------------------------------------------------------------------------------
      149         4260 Forbes Boulevard           Terrorism insurance premiums are capped at
                                                  $50,000 per year.
--------------------------------------------------------------------------------------------------
       97         Danvers Crossing                Terrorism insurance premiums are capped at
                                                  $25,000 per year.
--------------------------------------------------------------------------------------------------
       68         Denver Design Center            Terrorism insurance premiums are capped at
                                                  $50,000 per year.
--------------------------------------------------------------------------------------------------
       32         Centro Heritage Portfolio III   Terrorism insurance premiums are capped at
                                                  $200,000 per year.
--------------------------------------------------------------------------------------------------
      180         117 Chestnut Street             Terrorism insurance premiums are capped at
                                                  $12,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.
--------------------------------------------------------------------------------------------------
      190         Hampton Inn East Lansing        Terrorism insurance premiums are capped at
                                                  $16,000 per year.
--------------------------------------------------------------------------------------------------
      128         Hampton Inn Orlando             Terrorism insurance premiums are capped at
                                                  $35,000 per year.
--------------------------------------------------------------------------------------------------
       95         Courtyard Houston               Terrorism insurance premiums are capped at
                                                  $48,000 per year.
--------------------------------------------------------------------------------------------------
       71         Homewood Suites Seattle         Terrorism insurance premiums are capped at
                                                  $53,000 per year.
--------------------------------------------------------------------------------------------------
      169         Townplace Suites Savannah       Terrorism insurance premiums are capped at
                                                  $17,000 per year.
--------------------------------------------------------------------------------------------------
      148         Springhill Suites Sarasota      Terrorism insurance premiums are capped at
                                                  $21,000 per year.
--------------------------------------------------------------------------------------------------
      163         Homewood Suites Augusta         Terrorism insurance premiums are capped at
                                                  $18,000 per year.
--------------------------------------------------------------------------------------------------
      130         Hampton Inn Urbana              Terrorism insurance premiums are capped at
                                                  $23,000 per year.
--------------------------------------------------------------------------------------------------
       2          131 South Dearborn              Terrorism insurance premiums are capped at
                                                  $700,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.
--------------------------------------------------------------------------------------------------
      7-31        Colony IV Portfolio             Terrorism insurance premiums are capped at
                                                  between $7,500 and $50,000 per year for each of
                                                  the Colony IV Portfolio properties.
--------------------------------------------------------------------------------------------------
       54         Park Belmar                     Terrorism insurance premiums are capped at
                                                  $85,000 per year.
--------------------------------------------------------------------------------------------------
       3          Galleria Towers                 Terrorism insurance premiums are capped at
                                                  $400,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.
--------------------------------------------------------------------------------------------------
       81         Kimco PNP - Silverdale Plaza    Terrorism insurance premiums are capped at an
                                                  amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
       55         Kimco PNP - Fullerton Town      Terrorism insurance premiums are capped at an
                  Center                          amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
      131         Kimco PNP - Glen Cove Center    Terrorism insurance premiums are capped at an
                                                  amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
       49         Kimco PNP - Cheyenne Commons    Terrorism insurance premiums are capped at an
                                                  amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
       75         Kimco PNP - Olympia Square      Terrorism insurance premiums are capped at an
                                                  amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
      115         Kimco PNP - Blossom Valley      Terrorism insurance premiums are capped at an
                  Plaza                           amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
       46         El Camino North                 Terrorism insurance premiums are capped at an
                                                  amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
      101         Kimco PNP - Encinitas           Terrorism insurance premiums are capped at an
                  Marketplace                     amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
       64         Kimco PNP - Sunset Square       Terrorism insurance premiums are capped at an
                                                  amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------
       66         Kimco PNP - Rainbown Promenade  Terrorism insurance premiums are capped at an amount equal to two times the amount of the then
                                                  current annual premiums for the Mortgagor's
                                                  all-risk, business income, comprehensive boiler
                                                  and machinery and flood insurance policies.
--------------------------------------------------------------------------------------------------

Representation #(43)



--------------------------------------------------------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
--------------------------------------------------------------------------------------------------
      155         Highland Village                The appraisal was not prepared for JPMorgan
                                                  Chase Bank, N.A. However, the apprasier
                                                  indicated that JPMorgan Chase Bank, N.A. can
                                                  rely upon the appraisal.

--------------------------------------------------------------------------------------------------


                                       EXHIBIT D

                             FORM OF OFFICER'S CERTIFICATE

               I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

               1. I have examined the Mortgage Loan Purchase Agreement, dated as of December 1, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

               2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

               3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated September 22, 2006, as supplemented by the Prospectus Supplement, dated December 15, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3SFL, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class C, Class C-S, Class D and Class D-S Certificates, the Private Placement Memorandum, dated December 15, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated December 15, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R, Class MR and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

               Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

               IN WITNESS WHEREOF, I have signed my name this ___ day of December, 2006.



                                      By: ______________________________________
                                          Name:
                                          Title:

                                      SCHEDULE I

MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU OF
                        AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.

Paragraph 21(a) and (e):

                                         None.

                                      SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH OTHER
                         ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:


Paragraph 21(b) and (c):

LOAN #                  PROPERTY NAME
------                  -------------

32                      Centro Heritage Portfolio (all properties except West
                        Loop Shopping Center)

46                      El Camino North

49                      Kimco PNP - Cheyenne Commons

55                      Kimco PNP - Fullerton Town Center

64                      Kimco PNP - Sunset Square

66                      Kimco PNP - Rainbow Promenade

75                      Kimco PNP - Olympia Square

81                      Kimco PNP - Silverdale Plaza

101                     Kimco PNP - Encinitas Marketplace

115                     Kimco PNP - Blossom Valley Plaza

131                     Kimco PNP - Glen Cove Center